IGR-SUMSUP-1 072715

Summary Prospectus Supplement dated July 27, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5, and R6 shares of the Fund listed below:

Invesco International Growth Fund

As of the open of business on October 1, 2015, Invesco International Growth Fund will limit public sales of its shares to certain investors. Please see the “Other Information – Limited Fund Offering” section of the statutory prospectus for further information.

IGR-SUMSUP-1 072715